UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

3753 Pennridge Drive, St. Louis MO 63044

(Address of principal executive offices)(Zip Code)

(314) 344-1920

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Director or Principal Officer; Election of Director.

On February 11, 2015, shareholders comprising 51.24% of the outstanding voting shares of the common stock of Independence Energy Corp. (the “Company”), approved the election of Mark Barrett to its board of directors. The election of Mr. Barrett will fill the vacancy created by the departure of Howard J. Taylor, also effective immediately. Mr. Taylor was removed from the Company’s board of directors by a majority vote of the Company’s shareholders. Daniel J. Schreiber has been named the Company’s Chairman of the Board.

There are no transactions reportable pursuant to Item 404(a) of Regulation S-K in connection with the election of Mr. Barrett as director.

Mr. Barrett will not receive any compensation for his service as a director at this time.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015	Independence Energy Corp.
	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chairman of the Board and Director